SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 6, 1998
                                                         ----------------


                         KINGS ROAD ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                         0-14234                        95-3587522
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission                     (IRS Employer
 of incorporation)             File Number)                  Identification No.)



    1901 Avenue of the Stars, Suite 1545, Los Angeles, CA                  90067
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (310) 552-0057
                                                           --------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant

         Pursuant to a Stock Acquisition Agreement dated November 6, 1998 (the "Agreement"), FAB Capital Corporation ("FAB") purchased 421,949 shares, MBO Music Verlag GmbH ("MBO") purchased 373,350 shares, Western Union Leasing Ltd. ("Western") purchased 159,461 shares and RAS Securities Corp. ("RAS") purchased 100 shares of the common stock, $.01 par value ("Common Stock"), of Kings Road Entertainment, Inc. (the "Company") from the Estate of Stephen Friedman (the "Estate"), and FAB simultaneously purchased 7,500 shares of Common Stock from Mr. Christopher Trunkey, the Chief Financial Officer of the Company. Pursuant to the Agreement, each of the Estate and Mr. Trunkey sold 90% of the shares of Common Stock owned by it and him. Together, FAB, MBO, Western and RAS (the "Acquirors") purchased 962,360 shares of Common Stock, representing 50.3% of the 1,911,748 shares outstanding on such date. The Company's Board of Directors had approved the Acquirors' purchases of such shares from the Estate and Mr.
Trunkey. The purchase price for each such purchase was $2.35 per share or $2,261,546 in the aggregate. RAS is expected to become a wholly-owned subsidiary of FAB upon the consummation of a pending transaction. Mr. Christoph Martin is the sole trustee and shareholder of Western and Mr. Michael Berresheim is the sole shareholder of MBO.

         Pursuant to the Agreement, the existing members of the Company's Board of Directors (Kenneth Aguado, Martin Davidson and Susan Aguado) resigned and elected in their place Phillip Cook as Chairman of the Board and James Leaderer as a member of the Board. In addition, Mr. Aguado resigned as Chief Executive Officer of the Company and Mr. Cook was appointed President and Mr. Leaderer was appointed Senior Vice President of the Company.

         Phillip Cook, age 44 and a citizen of Australia, has been the Chairman of FAB since March 1998. He has also served, since December 1995, as Chairman of Essential Resources, Inc. and, since January 1986, as a private investment banking consultant. James Leaderer, age 44, has served since November 1997 as a Vice President Investment Banking and as a Director of RAS. From June 1991 to November 1997, he served as President and Chief Executive Officer of Woodside Assurance, Inc., located in Arlington, Texas, a company which purchases, sells and restructures non-performing loans.

         As described below, FAB, MBO and Western borrowed $991,580.15, $877,372.50 and $374,733.35, respectively, to fund their respective purchases of shares from the Estate. FAB used internal working capital ($17,625) to acquire 7,500 shares of Common Stock from Mr. Trunkey as did RAS ($235) to acquire 100 shares of Common Stock from the Estate. FAB, MBO and Western borrowed an aggregate of $2,243,686 as follows: $1,500,000 from Riverrock Ltd.; $200,000 from Long Valley Associates; and $543,686 from North American International

Capital, Inc. FAB, MBO and Western borrowed 44.2%, 39.1% and 16.7%, respectively, of the amount loaned by each of these lenders. The entire amount loaned by North American International Capital, Inc. was first borrowed by FAB and FAB in turn loaned $212,673 to MBO and $90,835 to Western. FAB, MBO and Western each has repaid such loans described above.

         In addition, Music Action Ltd., a German corporation ("MAC"), agreed that it will, as soon as practicable but in any event within 120 days after November 6, 1998, make or cause to be made an offer to each of the Company's shareholders, other than the Acquirors, the Estate and Mr. Trunkey, for the purchase of up to ninety percent (90%) of such shareholder's shares at the price of $2.35 per share (the "Purchase Offer"). MAC has agreed that, in the event the Purchase Offer is not made within ninety (90) days after November 6, 1998, it will deposit $1,800,000 into escrow to be applied toward the Purchase Offer. FAB has agreed to make the $1,800,000 deposit into escrow in the event MAC does not do so.

         Also pursuant to the Agreement, the Company entered into a consulting agreement with Kenneth Aguado which provides him with a fee of $10,000 per month, plus certain other incentive fees for projects, for a term of one year, renewable by mutual consent of the parties.

          Effective November 9, 1998, the Company acquired 20% of the common stock of Immediate Entertainment Group, Inc., a Nevada corporation ("Immediate"), at a price of $2.50 per share, paid with a combination of stock of the Company and cash. Pursuant to such transaction, Western sold 400,000 Immediate shares for $419,650.00 and 246,957 shares of Common Stock; FAB sold 1,057,885 Immediate shares for $1,109,853.60 and 653,131 shares of Common Stock; and MBO sold 935,350 Immediate shares for $981,299.07 and 577,479 shares of Common Stock. The Company also entered into a non-binding Letter of Intent with Immediate pursuant to which Immediate will merge into a newly formed, wholly owned subsidiary of the Company in a proposed tax-free transaction. The merger is conditioned upon the negotiation and execution of definitive final agreements and the satisfaction of any legal requirements including the consent of shareholders, if required. Michael Berresheim is the Chairman of Immediate and the sole shareholder of MBO.

         As a result of the transactions described above, FAB beneficially owns 1,082,580 shares of Common Stock (31.9% of the outstanding), MBO beneficially owns 950,829 shares of Common Stock (28.1% of the outstanding), Western beneficially owns 406,418 shares of Common Stock (12.0% of the outstanding) and RAS beneficially owns 100 shares of Common Stock, which together constitute 2,439,927 shares, or 72.0% of the 3,389,315 shares outstanding.

Item 7.  Exhibits


                  Exhibit
                  Numbers                            Exhibit
                  -------                            -------


                  10(a)* Stock Acquisition Agreement, dated November 6, 1998, by and among the Estate of Stephen Friedman, RAS Securities Corp., Kings Road
                                      Entertainment, Inc., FAB Capital
                                      Corporation and Christopher Trunkey.

                  10(b)* Stock Purchase Agreement, dated November 9, 1998, by and among, Western Union Leasing Ltd., FAB Capital Corporation, MBO Music Verlag GmbH, Kings Road Entertainment, Inc. and Immediate Entertainment Group, Inc.

                  10(c)* Form of Demand Promissory Note and Pledge Agreement, dated November 9,
                                      1998,   entered   into  by  each  of
                                      Riverrock    Ltd.  and Long    Valley
                                      Associates    with    FAB    Capital
                                      Corporation,  MBO Music  Verlag GmbH
                                      and Western  Union  Leasing Ltd. and
                                      North     American     International
                                      Capital,   Inc.   with  FAB  Capital
                                      Corporation.


---------------------

     * Incorporated herein by reference to the exhibits with the identical exhibit number filed with the Schedule 13D, dated November 13, 1998, relating to the acquisition of the Company's securities by FAB, MBO, Western, RAS, Mr. Berresheim and Mr. Martin.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             KINGS ROAD ENTERTAINMENT, INC.


                                             By: /s/
                                                --------------------------------
                                                Phillip Cook,
                                                President


Date:  November 20, 1998